UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2026

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 225

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the combined 2025 and 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Galera Therapeutics, Inc. (the “Company”) held on May 8, 2026, the Company’s stockholders (i) elected (A) one Class III director to the board of directors of the Company (the “Board”), to serve until the Company’s 2028 annual meeting of stockholders and until his successor is duly elected and qualified, and (B) two Class I directors to the Board, each to serve until the Company’s 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) approved the compensation paid to the Company’s named executive officers (“Say-on-Pay”); (iv) approved a frequency of every “one year” for holding future Say-on-Pay votes; (v) approved an amendment to the Company’s Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of the Company’s common stock from 200 million shares to 400 million shares; (vi) approved an amendment to the Charter to permit stockholders to act by written consent in lieu of a meeting; and (vii) approved an amendment to the Charter that would effect a reverse stock split at a ratio between 1:75 and 1:200, if and when determined by the Board.

The results of the voting at the Annual Meeting are shown below:

Proposal 1—Election of Directors:

(a) Class III Director

Nominee	For	Withhold	Broker Non-Votes
J. Mel Sorensen, M.D.	98,328,390	14,552,053	10,877,949

(b) Class I Directors

Nominees	For	Withhold	Broker Non-Votes
Nancy Chang, Ph.D.	110,531,164	2,349,279	10,877,949
Michael Friedman	110,523,157	2,357,286	10,877,949

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions
121,742,195	1,961,191	55,006

Proposal 3—Say-on-Pay Vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,167,385	3,690,210	1,022,848	10,877,949

Proposal 4—Advisory Vote on Frequency of Future Say-On-Pay Votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
108,127,837	64,666	3,611,866	1,076,074	10,877,949

The Board had previously approved a frequency of every one year for future Say-on-Pay votes, subject to the same frequency receiving the highest number of votes from stockholders at the Annual Meeting. Accordingly, the Company will include an advisory vote to approve executive compensation on an annual basis until the next required vote on the frequency of future Say-on-Pay votes.

Proposal 5—Approval of Charter Amendment to Increase Authorized Capital Stock:

Votes For	Votes Against	Abstentions
120,916,020	2,745,505	96,867

Proposal 6—Approval of Charter Amendment to Provide Written Consent Right:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,456,777	417,500	6,166	10,877,949

Proposal 7—Approval of Charter Amendment to Effect a Reverse Stock Split:

Votes For	Votes Against	Abstentions
121,087,262	2,639,613	31,517

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: May 11, 2026	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer